News release FOR IMMEDIATE RELEASE Avantor® Appoints Gregory T. Lucier to its Board of Directors Brings more than three decades of leadership experience in the life sciences industry RADNOR, Pa. – October 3, 2025 – Avantor, Inc. (NYSE: AVTR), a leading global provider of mission-critical products and services to customers in the life sciences and advanced technology industries, today announced the appointment of Gregory T. Lucier to its Board of Directors. Mr. Lucier brings significant experience and broad expertise across the healthcare landscape to the Avantor Board. He founded and serves as Executive Chairman and CEO of Corza Medical, a leading global manufacturer of surgical technologies and medical device components. He is also Chairman of the Board of Dentsply Sirona, serving on the Corporate Governance and Nominating Committee, and a member of the Board of Maravai LifeSciences. Previously, Mr. Lucier served as Chairman and CEO of both NuVasive and Life Technologies. "We are excited to welcome Greg to the Avantor Board of Directors," said Jonathan Peacock, Chairman of the Avantor Board. “Greg has a tremendous track record of driving growth and innovation during his more than 30-year career in the Life Sciences sector. We look forward to benefitting from the invaluable perspectives he brings to our Board as the Company focuses on unlocking Avantor’s potential and delivering sustainable shareholder value by driving growth and profitability across the Lab Solutions and Bioscience Production segments." “Avantor has the right foundation in place for sustained industry leadership and long-term value creation,” said Mr. Lucier. “Throughout my career, I have enjoyed working closely with teams of talented executives to capitalize on growth opportunities in the healthcare market. I look forward to partnering with Avantor’s Board and management team to further strengthen the Company’s platform and advance its mission.” About Greg Lucier Mr. Lucier founded Corza Medical in 2021 in partnership with leading private equity firm GTCR and currently serves as its Chairman and CEO. Corza Medical is a leading global manufacturer of surgical technologies and medical device components. Prior to Corza Medical, Mr. Lucier served as Chairman and CEO of NuVasive, a global technology leader in minimally invasive spine and orthopedic surgery, from 2015 to 2021. Prior to NuVasive, from 2003 to 2014, Mr. Lucier served as Chairman and CEO of Life Technologies. Mr. Lucier grew Invitrogen, a mid-size life sciences enterprise, to over $4 billion in sales and renamed the company Life Technologies. He also oversaw the successful sale of Life Technologies to Thermo Fisher Scientific in 2014. Mr. Lucier’s early career included roles as a corporate officer of General Electric Company in a variety of executive leadership roles.

page | 2 Mr. Lucier holds a bachelor’s degree in industrial engineering from Pennsylvania State University and an MBA from Harvard Business School. About Avantor Avantor® is a leading life science tools company and global provider of mission-critical products and services to the life sciences and advanced technology industries. We work side-by-side with customers at every step of the scientific journey to enable breakthroughs in medicine, healthcare, and technology. Our portfolio is used in virtually every stage of the most important research, development and production activities at more than 300,000 customer locations in 180 countries. For more information, visit avantorsciences.com and find us on LinkedIn, X (Twitter) and Facebook. Forward-Looking and Cautionary Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release are forward- looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, including our cost transformation initiative, objectives, future performance and business. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “assumption,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “likely,” “long-term,” “near-term,” “objective,” “opportunity,” “outlook,” “plan,” “potential,” “project,” “projection,” “prospects,” “seek,” “target,” “trend,” “can,” “could,” “may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning. Forward-looking statements are inherently subject to risks, uncertainties and assumptions; they are not guarantees of performance. You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. Factors that could contribute to these risks, uncertainties and assumptions include, but are not limited to, the factors described in “Risk Factors” in our most recent Annual Report on Form 10-K, and subsequent quarterly reports on Form 10-Q, as such risk factors may be updated from time to time in our periodic filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. In addition, all forward-looking statements speak only as of the date of this press release. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws. Investor Relations Contact Allison Hosak Senior Vice President, Global Communications Avantor

page | 3 908-329-7281 Allison.Hosak@avantorsciences.com Media Contact Eric Van Zanten Head of External Communications Avantor 610-529-6219 Eric.Vanzanten@avantorsciences.com Source: Avantor and Financial News